UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2025

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street

Redmond, Washington 98052

(Address of principal executive offices) (Zip code)

(425) 936-6847

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2025, MicroVision, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the authorized number of shares of the Company’s capital stock to 535,000,000 shares, consisting of (i) 510,000,000 shares of common stock, $.001 par value (“Common Stock”) and (ii) 25,000,000 shares of preferred stock, $.001 par value. The Certificate of Amendment was effective upon the filing thereof with the Secretary of State of the State of Delaware. The Board approved the Certificate of Amendment on June 6, 2025, and as further described under Item 5.07 below, the proposal for the Certificate of Amendment was approved by the Company’s shareholders at the Company’s annual meeting of shareholders held on June 6, 2025. The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The MicroVision, Inc. annual meeting of shareholders was held on June 6, 2025. According to the inspector of election, shareholders were present in person or by proxy representing 161,398,357 shares, or 65.66% of Common Stock entitled to vote. The shareholders voted on five proposals, which are described in detail in MicroVision, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025, with the following results:

Proposal 1. All seven of the Company’s nominees for director were elected to hold office until the next annual meeting of shareholders.

Nominee	For	Withheld	Broker Non-Votes
Simon Biddiscombe	99,439,664	7,619,941	54,338,752
Robert P. Carlile	99,588,982	7,470,623	54,338,752
Jeffrey A. Herbst	99,842,854	7,216,751	54,338,752
Sumit Sharma	98,311,173	8,748,432	54,338,752
Peter Schabert	99,542,625	7,516,980	54,338,752
Jada Smith	99,643,804	7,415,801	54,338,752
Mark B. Spitzer	96,843,081	10,216,524	54,338,752

Proposal 2. Shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock, which required a majority of outstanding shares of Common Stock for approval.

For:	145,459,632
Against:	15,266,190
Abstain:	672,535
Broker Non-Votes:	0

Proposal 3. Shareholders approved an amendment to the 2022 MicroVision, Inc. Equity Incentive Plan.

For:	84,098,929
Against:	19,032,357
Abstain:	3,928,319
Broker Non-Votes:	54,338,752

Proposal 4. Shareholders approved, on an advisory basis, the named executive officer compensation.

For:	82,683,644
Against:	19,765,997
Abstain:	4,609,964
Broker Non-Votes:	54,338,752

Proposal 5. Shareholders ratified the appointment of Moss Adams LLP or any successor firm, including Baker Tilly, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For:	151,942,313
Against:	5,029,003
Abstain:	4,427,041
Broker Non-Votes:	0

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Pursuant to the rules and regulations of the SEC, the attached exhibit is deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

	By:	/s/ Drew G. Markham
Drew G. Markham
Senior Vice President, General Counsel and Secretary

Dated: June 6, 2025